THE AVATAR ADVANTAGE
                              INTERNATIONAL EQUITY
                                 ALLOCATION FUND















                                 Annual Report
                               For the year ended
                               December 31, 1999

February 2000

Dear Shareholder,

We are pleased to report on the progress of THE AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND for the year ended December 31, 1999. Avatar's investment objective of maximizing portfolio returns within prescribed risk limits by capitalizing on significant global market inefficiencies helped the Fund realize a return of 20.85% for its first full year of operations. The Fund invests primarily in World Equity Benchmark Shares (WEBS). Additional information regarding investing in WEBS, including the prospectus, can be obtained online at http://www.websontheweb.com.

The Morgan Stanley Capital International (MSCI) EAFE + Canada Index was up 27.9% for the same period.

1999--THE SECOND SIX MONTHS IN REVIEW

World financial markets began the year facing Brazil's financial turmoil, President Clinton's impeachment trial and NATO's 3-month military campaign in Kosovo, resulting in a victory for the Allies. While these events were ongoing, the Pacific Rim quietly worked its way out of its own financial crisis which seemed so bleak in 1998, led by resurgent economies in Thailand, Indonesia and Japan. The euro, introduced in January, fell as the dollar gained strength against it and all other world currencies. Overall international equities had a banner year in 1999 but international portfolios were also whipsawed throughout the year by the volatility of currencies. The last half of the year saw a strong rally in international markets as growth prospects and market fundamentals appeared to strengthen, particularly in the last quarter. Our models were responsible for our gradual increased presence in Japan and Hong Kong, while reducing our exposure in Europe, particularly in the U.K., Germany and Italy as the year ended.

2000 MARKET OUTLOOK

Although the U.S. stock market has been the place to be during the past decade, we believe that international stocks may now take center stage. Falling currencies abroad should help U.S. companies regain a toehold, particularly in those Asian markets that evaporated over the past 2 years. The U.S. economy remains strong led by the American consumer's insatiable appetite for goods and services backed by the financial wherewithal to purchase them. This bodes well for foreign companies that can cater to the American consumer. Europe is now in a different stage of the economic cycle relative to the U.S. European GDP growth estimates for the year range between 3.8% - 4.0% versus 3.1% for the U.S. Asia's GDP growth outlook is even more favorable. Domestic spending in both Europe and Asia is expected to increase in the first half of the year due to a combination of individual spending and government stimulus (in the form of spending programs or tax cuts). Japan's economy, in particular, remains positive with significant cultural changes finally adopted. There's been an overhaul of its banking system, a decline in corporate cronyism and encouragement of an entrepreneurial spirit among younger citizens. The government has also stepped in with another stimulus package to sustain the recovery and prevent a fallback to the deflationary state Japan found itself in 1998 and the first half to 1999. We are encouraged by the adoption by European companies of the U.S. industry model of consolidation and cost cutting, which will help sustain the new growth targets. Our models currently are positive on Japan, Hong Kong, Germany and Italy. We have increased equity exposure to 75% to begin the new year, reflecting our bullish outlook for international stocks. On the negative side, pockets of unease and uncertainty remain throughout Europe and Asia, with all sides hoping the recovery will not only continue but strengthen the underlying fundamentals in the affected countries. There may be some blips along the way. In short, the world markets still face major challenges to sustain the predicted growth trends.

Our goal at Avatar is to evaluate current investment risk and alter the portfolio mix to reflect the current environment. We believe we have successfully done this. Our plan for the New Year is to continue this strategy and hopefully to continue achieving higher returns while controlling for total portfolio risks.

The Fund has designated distributions of $11,222 ($.27 per share) as long-term capital gain distributions for Federal income tax purposes.


/s/ Theodore M. Theodore

Theodore M. Theodore
Portfolio Manager

           THE AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND

          Comparison of the change in value of a $10,000 investment in
           The Avatar Advantage International Equity Allocation Fund
                    versus the MSCI EAFE plus Canada Index.

                          The Avatar Advantage
                          International Equity   MSCI EAFE plus
               Quarter       Allocation Fund      Canada Index
               -------       ---------------      ------------
              2-Feb-98          $10,000             $10,000
              31-Mar-98         $10,710             $10,705
              30-Jun-98         $10,810             $10,751
              30-Sep-98          $9,430              $9,456
              31-Dec-98         $11,550             $11,391
              31-Mar-99         $10,518             $12,188
              30-Jun-99         $10,911             $11,904
              30-Sep-99         $11,070             $12,414
              31-Dec-99         $12,749             $14,572


Average Annual Total Return(1)
1 year.........................  20.85%
Since inception (2/2/98) ......  13.57%

----------
(1) Average Annual Total Return represents the average change in account value over the periods indicated.

Past performance is not predictive of future performance.

The Morgan Stanley Capital International (MSCI) EAFE plus Canada Index is a capitalization-weighted index comprised of stocks representing a sampling of companies in a manner that replicates the industry composition of certain foreign markets. Countries included in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The MSCI EAFE plus Canada Index initial value is as of January 31, 1998.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------
  Shares      OPEN-END FUNDS: 100.93%                               Market Value
--------------------------------------------------------------------------------

  1,400       WEBS - Australia Index Series.....................     $ 15,488
  1,100       WEBS - Canada Index Series........................       18,150
  2,100       WEBS - France Index Series........................       58,013
  2,200       WEBS - Germany Index Series.......................       58,712
  1,100       WEBS - Hong Kong Index Series.....................       15,675
    600       WEBS - Italy Index Series.........................       15,000
  1,100       WEBS - Switzerland Index Series...................       17,875
    400       WEBS - Spain Index Series.........................       11,300
  5,400       WEBS - United Kingdom Index Series................      115,762
  1,200       WEBS - Netherland Index Series....................       30,075
  9,600       WEBS - Japan Index Series.........................      156,600
                                                                    ---------
              TOTAL OPEN-END FUNDS
              (COST $428,257) ..................................      512,650
                                                                    ---------

Principal Amount  SHORT-TERM INVESTMENTS:  1.13%
--------------------------------------------------------------------------------
 $5,712       Firstar Stellar Treasury Fund
              (Cost $5,712).....................................        5,712
                                                                    ---------
              TOTAL INVESTMENTS IN SECURITIES
              (Cost $433,969+): 102.06%.........................      518,362
              LIABILITIES IN EXCESS OF
              OTHER ASSETS: (2.06%).............................      (10,453)
                                                                    ---------
              TOTAL NET ASSETS: 100.00%.........................    $ 507,909
                                                                    =========

+ At December 31, 1999 the cost of securites for Federal tax purposes is $440,349. Gross unrealized appreciation and depreciation of securities is as follows:

              Gross unrealized appreciation.....................    $  82,423
              Gross unrealized depreciation.....................       (4,410)
                                                                    ---------
                     Net unrealized appreciation................    $  78,013
                                                                    =========

WEBS (World Equity Benchmark Shares) are each a series of WEBS INDEX FUND, INC., an open-end management investment company. Each Index series represents a portfolio of ordinary foreign shares and seeks to provide investment results that track the performance of that country's publicly traded equity securities in the aggregate (see Note 6).

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $433,969) ................................     $ 518,362
   Receivables:
      Due from Advisor ..........................................         5,179
      Dividends and interest ....................................         4,571
   Deferred Organization Cost ...................................         7,774
   Prepaid expenses .............................................           599
                                                                      ---------
         Total assets ...........................................       536,485
                                                                      ---------
LIABILITIES
   Payables:
           Distribution fee .....................................           102
   Accrued expenses .............................................        28,474
                                                                      ---------
         Total liabilities ......................................        28,576
                                                                      ---------

NET ASSETS ......................................................     $ 507,909
                                                                      =========
Net asset value, offering and redemption price per share
   ($507,909 / 43,251 shares outstanding; unlimited
   number of shares (par value $0.01) authorized) ...............     $   11.74
                                                                      =========
COMPONENTS OF NET ASSETS
   Paid-in capital ..............................................     $ 429,119
   Distributions in excess of net realized gains ................        (5,603)
   Net unrealized appreciation on investments ...................        84,393
                                                                      ---------
      Net assets ................................................     $ 507,909
                                                                      =========

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends ..................................................    $   3,457
      Interest ...................................................          737
                                                                      ---------
         Total income ............................................        4,194
                                                                      ---------
   Expenses
      Fund Accounting fees .......................................       30,000
      Administration fees (Note 3) ...............................       30,000
      Professional fees ..........................................       29,000
      Transfer agent fees ........................................       13,002
      Custody fees ...............................................        5,724
      Advisory fees (Note 3) .....................................        4,350
      Trustees' fees .............................................        2,936
      Other ......................................................        1,067
      Amortization of deferred organization costs ................        2,500
      Distribution fees (Note 4) .................................        1,088
      Insurance expense ..........................................          837
      Registration fees ..........................................          115
                                                                      ---------
         Total expenses ..........................................      120,619
         Less: advisory fee waiver and
           absorption (Note 3) ...................................     (113,441)
                                                                      ---------
         Net expenses ............................................        7,178
                                                                      ---------
            NET INVESTMENT LOSS ..................................       (2,984)
                                                                      ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
   Net realized gain from investment transactions ................       (2,902)
   Realized gain distributions from investment companies .........       11,691
   Net change in unrealized appreciation
     on investments ..............................................       81,562
                                                                      ---------
      Net realized and unrealized gain on investments ............       90,351
                                                                      ---------
            Net Increase in net assets resulting
              from operations ....................................    $  87,367
                                                                      =========

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Year         February 2, 1998*
                                                  Ended             through
                                            December 31, 1999  December 31, 1998
                                            -----------------  -----------------
NET INCREASE/(DECREASE) IN
 ASSETS FROM OPERATIONS
   Net investment income / (loss) ..........    $  (2,984)         $   8,940
   Net realized gain from investment
    transactions ...........................        8,789              8,724
   Net change in unrealized appreciation
    on investments .........................       81,562              2,831
                                                ---------          ---------
      Net increase in net assets resulting
       from operations .....................       87,367             20,495
                                                ---------          ---------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...................           --             (8,200)
   Net realized gain .......................       (5,619)           (14,799)
   In excess of net realized gains .........       (5,603)                --
                                                ---------          ---------
      Total distributions ..................      (11,222)           (22,999)
                                                ---------          ---------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from
    net change in outstanding shares (a) ...       19,173            415,095
                                                ---------          ---------
      Total increase in net assets .........       95,318            412,591

NET ASSETS
Beginning of period ........................      412,591                 --
                                                ---------          ---------
End of period ..............................    $ 507,909          $ 412,591
                                                =========          =========

(a) A summary of capital shares transactions is as follows:

                                                            February 2, 1998*
                                     Year Ended                  through
                                  December 31, 1999         December 31, 1998
                                --------------------       --------------------
                                Shares         Value       Shares       Value
                                ------         -----       ------       -----
Shares sold ..................     778       $  8,000      39,104     $392,147
Shares issued in reinvestment
  of distributions ...........     981         11,223       2,398       22,998
Shares redeemed ..............      (5)           (50)         (5)         (50)
                                ------       --------      ------     --------
Net increase .................   1,754       $ 19,173      41,497     $415,095
                                ======       ========      ======     ========

* Commencement of operations.

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                Year Ended     February 2, 1998*
                                               December 31,         through
                                                   1999        December 31, 1998
                                               ------------    -----------------

Net asset value, beginning of period..........    $ 9.94            $10.00
                                                  ------            ------
Income from investment operations:
   Net investment income / (loss).............     (0.07)             0.23
   Net realized and unrealized gain
     on investments...........................      2.14              0.30
                                                  ------            ------
Total from investment operations..............      2.07              0.53
                                                  ------            ------
Less distributions:
   From net investment income.................        --             (0.21)
   From net realized gains....................     (0.14)            (0.38)
   In excess of net realized gains............     (0.13)               -
                                                  ------            ------
Total distributions paid......................     (0.27)            (0.59)
                                                  ------            ------

Net asset value, end of period................    $11.74            $ 9.94
                                                  ======            ======

Total return..................................     20.85%             5.50%++

Ratios/supplemental data:
Net assets, end of period (thousands).........     $ 508             $ 413

Ratio of expenses to average net assets:
   Before expense reimbursement...............     27.71%            31.32%+
   After expense reimbursement................      1.65%             1.65%+

Ratio of net investment income/(loss) to
 average net assets:
   After expense reimbursement................     (0.69%)            2.45%+

Portfolio turnover rate.......................     67.19%           177.43%

*   Commencement of operations.
+   Annualized.
++  Not annualized.

See Notes to Financial Statements.

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Avatar Advantage International Equity Allocation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on February 2, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.

          Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          excess of net realized gains and are primarily due to differing treatments for wash sales and losses realized subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $12,500 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 1999, Avatar Investors Associates Corp. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $4,350 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.65% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended December 31, 1999, the Advisor reduced its fees and absorbed Fund expenses in the amount of $113,441; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $221,808 for the Fund at December 31, 1999.

     Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". During the year ended December 31, 1999, the Fund paid the Distribution Coordinator in the amount of $1,088.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $321,080 and $284,816, respectively.

NOTE 6 - INVESTMENT IN WORLD EQUITY BENCHMARK SHARES

     The Fund invests in World Equity Benchmarks Shares (WEBS). WEBS Index Fund, Inc. is an index fund consisting of separate series known as WEBS, each of which seeks investment results similar to the performance of a single stock market or all of the stock markets in a geographic region. Individual WEBS are not redeemable at their net asset value, but trade on the AMEX during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for WEBS or that market prices of WEBS of any WEBS Index Series will be close to their net asset values in the future. Each WEBS Index Series issues and redeems WEBS on a continuous basis at net asset value only in large specified numbers of WEBS called "Creation Units", usually in exchange for a basket of portfolio securities and an amount of cash. Except when aggregated in Creation Units, WEBS are not redeemable securities.

The principal risks of investing in WEBS are as follows:

Market Risk - The net asset value of a WEBS Index Series will change with changes in the market value of the stocks it holds.

Foreign Security Risk - Each WEBS Index Series (except for the USA WEBS Index Series) invests entirely within the equity markets of a single country or region. These markets are subject to special risks associated with foreign investment including, but not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of taxes; exchange controls; higher transaction and custody costs; settlement delays and risk of loss; difficulties in enforcing

                              THE AVATAR ADVANTAGE
                      INTERNATIONAL EQUITY ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

contracts; less liquidity and smaller market capitalizations; lesser regulation of securities markets; different accounting and disclosure standards; governmental interference; higher inflation; and social, economic and political uncertainties and the risk of expropriation of assets.

Management Risk - Because a WEBS Index Series does not fully replicate its benchmark index and may hold non-index stocks, it is subject to management risk. This is the risk that the investment advisor's strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Currency Risk - Because each WEBS Index Series' net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a WEBS Index Series' holdings goes up.

Emerging Market Risk - Some foreign markets in which WEBS Index Series invest are considered to be emerging market countries. Investment in these countries subjects a WEBS Index Series to a greater risk of loss than investments in a developed country. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Non-Diversification Risk - Each WEBS Index Series (except for the EMU, Canada, Japan, United Kingdom, and USA WEBS Index Series) is classified as "non-diversified." This means that these WEBS Index Series may invest most of their assets in securities issued by a small number of companies. As a result, these WEBS Index Series are more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence.

Trading Risk - While the creation/redemption feature of WEBS is designed to make it likely that WEBS will trade close to their net asset value, disruptions to creations and redemptions may result in trading prices that differ significantly from net asset value. Also, there can be no assurance that an active trading market will exist for WEBS of each series on the AMEX.

Since WEBS are investment companies they incur certain operating expenses, such as investment management fees, which would not be incurred by the Fund if it invested directly in the same underlying securities held by the WEBS.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE AVATAR ADVANTAGE INTERNATIONAL EQUITY ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Avatar Advantage International Equity Allocation Fund, series of Advisors Series Trust (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the period from February 2, 1998 (commencement of operations) to December 31, 1998, including the financial highlights for the period then ended, were audited by other independent accountants whose report dated January 29, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP


New York, New York
February 4, 2000

CHANGE IN INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

On August 27, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

The reports of McGladrey on the financial statements of the Fund during the prior fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainly, audit scope or accounting principles.

In connection with its audit for the period from February 2, 1998 (commencement of operations) through December 31, 1998 and through August 27, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On September 10, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                     ADVISOR
                        Avatar Investors Associates Corp.
                                900 Third Avenue
                            New York, New York 10022


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                             Phoenix, Arizona 85018


                                    CUSTODIAN
                               Firstar Bank, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


                                    AUDITORS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.